SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 10, 2006

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2006, Telephone and Data Systems, Inc. (“TDS”) entered into a bonus deferral and stock unit match agreement with LeRoy T. Carlson related to his 2007 bonus.  LeRoy T. Carlson is a director of and Chairman Emeritus of TDS.

LeRoy T. Carlson’s bonus deferral and stock unit match agreement attached hereto as an exhibit is incorporated by reference herein.  The following is a brief summary of the agreement which is qualified by reference to the complete agreement attached as an exhibit.  Certain capitalized terms are used as defined in the agreements attached as exhibits.

LeRoy T. Carlson has elected to defer 100% of his annual bonus for 2007 into the TDS Bonus Deferral and Stock Unit Match Program.  The program allows eligible executives to defer up to 100% of their annual bonus up to a maximum of $400,000 and receive a TDS Common Stock Unit Match on the amount deferred.  TDS will credit to each executive enrolled in the TDS Bonus Deferral and Stock Unit Match Program, a company match amount equal to the sum of (i) 25% of the amount credited to the executive’s TDS Bonus Deferral and Stock Unit Match Account up to 50% of their total annual bonus and (ii) 33% of the amount credited to executive’s TDS Bonus Deferral and Stock Unit Match Account for any amounts that they elect to defer that exceed 50% of their total annual bonus award, subject to the $400,000 limitation.  The executive is always 100% vested in all bonus amounts that have been deferred under this Program and any dividends credited under this Program.  The Company Stock Unit Matches will vest ratably over three years following the year in which the bonus was earned.

LeRoy T. Carlson has elected to receive his distributable balance in a lump sum payment in the seventh month after separation of service.

The Agreement in the TDS Bonus Deferral and Stock Unit Match Program is subject to the provisions of TDS’s Amended and Restated 2004 Long-Term Incentive Plan and shall be interpreted in accordance therewith.

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: December 6, 2006

By:	/s/ D. Michael Jack
D. Michael Jack
Senior Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit Number	Description of Exhibit

10.1	Summary of the TDS Bonus Deferral and Stock Unit Match Program is hereby incorporated by reference to Exhibit 10.2 to TDS’s Current Report on Form 8-K dated December 17, 2004.

10.2	TDS 2007 Bonus Deferral Agreement between LeRoy T. Carlson and TDS dated November 10, 2006.